UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

89bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39122	36-4946844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 Sansome Street, Second Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 500-4614

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETNB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On March 23, 2020, the board of directors (the “Board”) of 89bio, Inc. (the “Company”) appointed Steven M. Altschuler, M.D. to the Board as Chairman. Dr. Altschuler will serve as a Class II Director until the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified, effective immediately.

Dr. Altschuler, age 66, has served as a Managing Director, Healthcare Ventures, of Ziff Capital Partners, a private investment firm, since May 2018. He previously served as a consultant to the University of Miami Health Care System from September 2017 through December 2017, the Chief Executive Officer of University of Miami Health Care System and Executive Vice President for Healthcare at the University of Miami from January 2016 to September 2017, and the Chief Executive Officer of The Children's Hospital of Philadelphia (CHOP) from April 2000 until June 2015. Prior to assuming the role of Chief Executive Officer, Dr. Altschuler held several positions at CHOP and the Perelman School of Medicine at the University of Pennsylvania, including Physician-in-Chief / Chair of Pediatrics and chief of the Division of Gastroenterology, Hepatology and Nutrition. Dr. Altschuler has served as a director of WW International, Inc. since September 2012, as a director of Adtalem Global Education Inc. since May 2018 and as a director of Orchard Therapeutics plc since January 2020. He previously served as Chair of the board of directors of Spark Therapeutics, Inc. from March 2013 to December 2019. Dr. Altschuler received a B.A. in mathematics and an M.D. from Case Western Reserve University.

In accordance with the Company’s non-employee director compensation policy, which is described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Dr. Altschuler will receive an annual cash retainer of $70,000 for his service as Chairman. In addition, Dr. Altschuler was granted an option to purchase 40,000 shares of the Company’s common stock at an exercise price equal to the average closing price of the Company’s common stock on The Nasdaq Global Market over the ten trading day period ending on the date of grant. The equity awards were made under the Company’s Amended and Restated 2019 Equity Incentive Plan. The shares underlying the option will vest and become exercisable on the first, second and third anniversary of the date of grant, subject to Dr. Altschuler’s continued service to the Company. Dr. Altschuler will enter into the Company’s standard form of indemnification agreement, which was previously filed by the Company as Exhibit 10.1 to the Company’s Form S-1 filed on October 11, 2019.

There are no arrangements or understandings between Dr. Altschuler and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Dr. Altschuler and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 25, 2020, the Company issued a press release announcing Dr. Altschuler’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

2019 Director Compensation

On March 18, 2020, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) which contained certain disclosures regarding the compensation of the Company’s non-employee directors. At the time of such filing, the Company had not yet determined fees payable to the non-employee directors for their service on the board of directors from the completion of its initial public offering through the end of the fiscal year ended December 31, 2019. The Company has now determined such payments. In accordance with applicable rules of the Securities and Exchange Commission (“SEC”), this Form 8-K is being filed to update certain disclosures previously included in the Form 10-K to reflect the actual amounts paid or to be paid to non-employee directors for 2019.

Director Compensation

The following table sets forth the total cash and equity compensation paid to our non-employee directors for service on our board of directors during 2019:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Michael Hayden	40,006	82,764	122,770
Derek DiRocco	6,667	—	6,667
Gregory Grunberg	8,334	—	8,334
Tomer Kariv	4,167	—	4,167
Anat Naschitz	8,334	—	8,334

(1)	Dr. Hayden is party to a letter agreement with the Company pursuant to which the Company pays him a monthly fee of $3,333 for service on the Board.
(2)	Amounts shown in this column represent the aggregate grant date fair value (calculated in accordance with FASB Accounting Standards Codification Topic 718) of stock options granted during the year. A description of the methodologies and assumptions we use to value equity awards and the manner in which we recognize the related expense are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K, Share-Based Compensation, filed with the SEC on March 18, 2020. These amounts may not correspond to the actual value eventually realized by the director because the value depends on the market value of our common stock at the time the award is exercised. As of December 31, 2019, Dr. Hayden held 134,214 outstanding stock options, of which 36,692 were exercisable. No other non-employee director held any outstanding equity awards as of such date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

89bio, Inc.

Date: March 26, 2020	By:	/s/ Rohan Palekar
Rohan Palekar
Chief Executive Officer